SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C. 20549




                                            Form 8-K

                                         CURRENT REPORT




                             Pursuant to Section 13 or 15(d) of the
                                 Securities Exchange Act of 1934


            Date of Report:  August 15, 1994





                                           EG&G, Inc.
                     (Exact name of registrant as specified in its charter)





            Massachusetts               1-5075                04-2052042
            (State of           (Commission File Number)    (IRS Employer
            Incorporation)                                  Identification No.)




           45 William Street, Wellesley, Massachusetts              02181
           (Address of principal executive offices)               (Zip Code)





                                     (617) 237-5100
                  (Registrant's telephone number, including area code)




                            This document contains 2 pages
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Item 5.  Other Events

On August 3, 1994, the Company was informed by the U.S. Department of Energy that the bid of Idaho Applied Technologies, a joint venture comprised of EG&G, Inc., BNFL, Inc., and Fluor Daniel Environmental Services, Inc., for the expanded contract at the Idaho National Engineering Laboratory was unsuccessful.

Under the current contract at the Idaho National Engineering Laboratory, which expires September 30, 1994, The Company reported $155 million in net sales and $5 million of operating profit in the first six months of 1994.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    EG&G, INC.



                                    By \s\Thomas J. Sauser
                                       Thomas J. Sauser
                                       Senior Vice President
                                       Chief Financial Officer
                                       (Principal Financial Officer)

Date:  August 15, 1994
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